Exhibit 21

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Electron Australia Pty Limited [31.56% by Thermo BioAnalysis LLC]	Australia	68.44
Thermo Informatics Asia Pacific Pty. Ltd.	Australia	100
Thermo Optek (Australia) Pty. Ltd.	Australia	100
Thermo Finnigan Australia Pty. Ltd.	Australia	100
Thermo Ramsey Pty. Ltd.	Australia	100
Thermo Trace Ltd.	Australia	100
Trace BioSciences Pty. Ltd.	Australia	100
Trace BioSciences (NZ) Limited	New Zealand	100
Thermo Gamma-Metrics Holdings Pty. Ltd.	Australia	100
Thermo Gamma-Metrics Pty. Ltd.	Australia	100
Thermo Electron (Chile) S.A.	Chile	100
Thermo Electron A/S	Denmark	100
Thermo Electron Holdings SAS	France	100
Thermo Electron SAS	France	100
Thermo Electron LED S.A.S.	France	100
Jouan Limited	England	100
Thermo Electron Industries	France	100
SCI du 10 rue Dugay Trouin (2% owned by Thermo Electron Industries)	France	98
Jouan Italia srl (.05% owned by Thermo Electron Industries)	Italy	99.95
Jouan Robotics SAS	France	100
Jouan Nordic AS	Denmark	100
Thermo Electron CZ a.s.	Czech Republic	100
Laboratory Management Systems, Inc.	Delaware	100
TFLP LLC	Delaware	100
Cohesive Technologies Inc.	Delaware	100
Cohesive Technologies (UK) Limited	England	100
Thermo Hypersil-Keystone LLC	Delaware	100
Thermo Fisher GP LLC	Delaware	100
Thermo Fisher Scientific C.V. [1% owned by TFLP LLC]	Netherlands	99
TFS Breda BV	Netherlands	100
Thermo Dutch Holdings Limited Partnership [1% owned by Thermo Finland Holdings LLC]	England	99
Thermo Cayman Holdings Ltd. [33.33% owned by Thermo Cambridge Limited]	Cayman Islands	66.67
Thermo Suomi Holding B.V. [33.33 owned by Life Sciences International Holdings BV]	Netherlands	66.67
Thermo Fisher (FinlandHoldings 2) LLC	Delaware	100
Thermo Fisher (FinlandHoldings) Limited Partnership (.5% owned by Thermo Fisher (Finland Holdings 2) LLC)	England	99.5%
Thermo Fisher Scientific Oy	Finland	100
Thermo Fisher India Holding B.V. [6.13% by Thermo Fisher Scientific Inc., .68% by Thermo Gamma-Metrics LLC and 30.74% by Thermo Fisher Scientific (Ashville) LLC ]	Netherlands	62.45
Thermo Electron LLS India Private Limited	India	100
Thermo Electron India Private Limited	India	100
Kendro Laboratory Products India Pvt. Ltd.	India	100
Thermo Shandon Limited	England	100
Thermo Electron Manufacturing Limited	England	100
Thermo Nicolet Limited	England	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo Elemental Limited	England	100
Thermo Finnigan Limited	England	100
Thermo Hypersil Ltd	England	100
GV Instruments Limited	England	100
HTX Limited	England	100
Analytical Precision Products Limited	England	100
GV Instruments Inc	Delaware	100
GV Instruments Canada Ltd.	Canada	100
GV Instruments GmbH	Germany	100
GV Instruments Sarl	France	100
JSC “Thermo Fisher Scientific”	Russia	100
Labinstruments Oy	Finland	100
Thermo Finland Holdings LLC	Delaware	100
Pelican Acquisition Corporation	Delaware	100
Priority Air Holdings Corp	Delaware	100
Priority Air Express, LLC	Delaware	100
PAX – DSI Acquisition LLC	Delaware	100
Distribution Solutions International, Inc.	Michigan	100
Delivery Solutions International, Inc.	Michigan	100
Diversified Services International, L.L.C.	Michigan	100
Diversified Solutions International, L.L.C.	Michigan	100
Thermo EGS Gauging, Inc.	Delaware	100
EGS Gauging Technical Services Company	Delaware	100
EGS Gauging Ltd.	England	100
EGS Gauging, GmbH	Germany	100
EGS Gauging Pty Ltd	Australia	100
Thermo Asset Management Services Inc.	Delaware	100
Kendro Laboratory Products (H.K.) Limited	Hong Kong	100
Cryonix, Inc.	Maryland	100
Ionalytics Corporation	Canada	100
SwissAnalytic Group AG	Switzerland	100
Flux Instruments AG	Switzerland	100
Thermo Fisher Scientific (Schweiz) AG	Switzerland	100
Spectronex GmbH	Austria	100
Spectronex spol S.r.o.	Czech Republic	100
Spectronex s.r.o.	Slovak Republic	100
Thermo CRS Holdings Ltd.	Canada	100
Thermo CRS Ltd.	Canada	100
Robocon GmbH	Austria	100
CRS Robotics FranceEURL	France	100
Thermo Electron North America LLC	Delaware	100
Loftus Furnace Company	Pennsylvania	100
NAPCO, Inc.	Connecticut	100
Staten Island Cogeneration Corporation	New York	100
Thermo NITON Analyzers LLC	Delaware	100
Niton Europe GmbH	Germany	100
Niton Asia Limited	Hong Kong	100
Thermo Electron Export Inc.	Barbados	100
Thermo Foundation, Inc.	Massachusetts	100
Thermo Fisher Financial Services Inc.	Delaware	100
Russell pH Limited	Scotland	100
Thermo Keytek LLC	Delaware	100
Thermedics Detection de Argentina S.A. (10% by Thermo Ramsey Inc.)	Argentina	90
Thermo Detection de Mexico, S.A. de C.V. [1% owned by Thermo Environmental Instruments Inc.]	Mexico	99
Thermo Detection Limited	England	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Goring Kerr Detection Limited	England	100
Goring Kerr (NZ) Limited	New Zealand	100
Thermo Sentron Canada Inc. (additionally, 5% of the shares are owned directly by Thermo Fisher Scientific Inc.)	Canada	95
Thermo Ramsey S.A.	Spain	100
Thermo Ramsey Inc.	Massachusetts	100
Thermo Re, Ltd.	Bermuda	100
Thermo Electron (Proprietary) Limited	South Africa	100
Comtest Limited	England	100
Thermo Electron Metallurgical Services, Inc.	Texas	100
Thermo MF Physics Corporation	Delaware	100
ONIX Systems Inc.	Delaware	100
Thermo Process Instruments GP, LLC	Delaware	100
Thermo Process Instruments, L.P. (an additional 0.1% owned by Thermo Process Instruments GP, LLC)	Texas	99.9
Thermo Measuretech Canada Inc.	Canada	100
Onix Holdings Limited	England	100
CAC Limited	England	100
Thermo Measurement Ltd.	England	100
Peek Measurement Limited	England	100
Thermo Onix Limited	England	100
Thermo Electron Scientific Instruments LLC	Delaware	100
Thermo Fisher Scientific (Mississauga) Inc.	Canada	100
Thermo Electron SA	Switzerland	100
Thermo Fisher Scientific (Zurich) AG	Switzerland	100
Kendro Laboratory Products plc	England	100
Kendro Containment & Services Limited	England	100
Sorvall (U.K.) Limited	England	100
Lab Impex Research Limited	England	100
Thermo Electron Corporation (Proprietary) Limited	South Africa	100
Thermo Electron Austria Wissenschaftliche Gerate GmbH	Austria	100
Fuji Partnership (19.8342% of partnership is owned directly by Thermo Fisher Scientific (Asheville) LLC)	Japan	80.1658
Life Sciences International Limited	England	100
Hybaid Limited	England	100
Equibio Limited	England	100
Thermo Optek Limited	England	100
Thermo Cambridge Limited	England	100
VG Systems Limited	England	100
Thermo Radiometrie Limited	England	100
Thermo Electron Limited	England	100
Thermo Electron Weighing & Inspection Limited	England	100
Thermo Sentron Limited	England	100
Thermo Allen Coding Limited	England	100
Thermo Electron (Management Services) Limited	England	100
Life Sciences International Holdings BV	Netherlands	100
Bioanalysis Labsystems, S.A. (10% owned by Thermo Fisher Scientific B.V.)	Spain	90
Life Sciences International (Poland) SP z O.O	Poland	100
Thermo Electron SpA	Italy	100
Thermo Ramsey Italia S.r.l.	Italy	100
Thermo Electron Polska Sp. z o.o. (50% owned by Thermo Electron Weighing & Inspection Limited)	Poland	50
Comdata Services Limited	England	100
Helmet Securities Limited (.001% owned by Comdata Services Limited)	England	99.99
Life Sciences International LLC	Delaware	100
Thermo NESLAB Inc.	New Hampshire	100
Thermo Fisher Scientific (Asheville) LLC	Delaware	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Jouan LLC	Delaware	100
Kendro Laboratory Products Pty., Ltd.	Australia	100
Omnigene Limited (41.53% owned by Thermo Electron (Management Services) Limited)	England	58.47
Thermo Kevex X-Ray Inc.	Delaware	100
Thermo Gamma-Metrics LLC	Delaware	100
ThermoSpectra Limited	England	100
Thermo Electron Sweden Forvaltning AB	Sweden	100
Spectra-Physics AB	Sweden	100
Spectra-Physics Holdings USA, Inc.	Delaware	100
Spectra-Physics Holdings Limited	England	100
Saroph Sweden AB	Sweden	100
Thermo Electron Sweden AB	Sweden	100
Thermo Life Sciences AB	Sweden	100
Laser Analytical Systems, Inc.	California	100
Thermo Finnigan LLC	Delaware	100
Finnigan Properties LLC	Delaware	100
TMOI Inc.	Delaware	100
Thermo Fisher Scientific (China) Holding Limited	England	100
Thermo Fisher Scientific (Shanghai) Management Co., Ltd.	China	100
Thermo Fisher Scientific (Shanghai) Co., Ltd.	China	100
Thermo Fisher Scientific (Shanghai) Instruments Co., Ltd.	China	100
Thermo Fisher Scientific (Hong Kong) Limited	Hong Kong	100
Thermo Life Science International Trading (Tianjin) Co., Ltd.	China	100
Thermo Fisher Scientific K.K.	Japan	100
TK Partnership (49.51% owned by Fuji Partnership)	Japan	50.49
Thermo Electron S.L.	Spain	100
Thermo Fisher (Cayman) Holdings I Ltd.	Cayman Islands	100
Thermo Fisher (Gibraltar) Limited [50% owned by Thermo Fisher (Cayman) Holdings II Ltd.]	Gibraltar	50
Thermo Fisher (Gibraltar) II Limited	Gibraltar	100
Navaho Acquisition Corp.	Delaware	100
NanoDrop Technologies LLC	Delaware	100
Thermo Fisher (Cayman) Holdings II Ltd.	Cayman Islands	100
Thermo BioAnalysis LLC (5.1% owned by Life Sciences International Limited and 9.4% owned by Life Sciences International LLC)	Delaware	85.5
Thermo LabSystems S.A.	Spain	100
Thermo Fisher German Holdings LLC	Delaware	100
Thermo Holding European Operations LLC	Delaware	100
Thermo DMA Inc.	Texas	100
Thermo Electron Singapore Pte. Ltd.	Singapore	100
Thermo Shandon Inc.	Pennsylvania	100
Thermo BioAnalysis Limited	England	100
Thermo Fast U.K. Limited	England	100
Thermo Projects Limited	England	100
Toolquip International Limited	England	100
Labquip International Limited	England	100
Thermo LabSystems Inc.	Massachusetts	100
InnaPhase Limited	England	100
InnaPhase, Inc.	Canada	100
Thermo Environmental Instruments Inc.	California	100
Thermo Electron (Calgary) Limited	Canada	100
Thermo Orion Inc.	Massachusetts	100
Thermo Electron Puerto Rico, Inc.	Puerto Rico	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Thermo CIDTEC Inc.	New York	100
Thermo Power Corporation	Massachusetts	100
ACI Holdings Inc.	New York	100
Thermo Securities Corporation	Delaware	100
Thermo Instrument Controls de Mexico, S.A. de C.V. (2% by Thermo Fisher Scientific Inc.)	Mexico	98
Thermo Eberline LLC (49% owned by Thermo BioAnalysis LLC)	Delaware	51
ThermoLase LLC	Delaware	100
ThermoLase Japan L.L.C.	Wyoming	50*
Trex Medical Corporation	Delaware	100
Thermo Corporation	Delaware	100
Fisher Scientific GmbH	Germany	100
Fisher Scientific, spol. S.r.o (33% owned by individuals)	Czech Republic	67
Fisher Scientific (Austria) GmbH	Austria	100
Thermo Fisher Scientific Germany Limited & Co. KG [Life Sciences International Limited, sole general partner with 0% ownership.]	Germany	100
Thermo Luxembourg Holding S.a.r.l.	Luxembourg	100
Thermo TLH (UK) Limited	England	99.99
Thermo Fisher Scientific (Breda) Holding BV	Netherlands	100
Thermo Fisher Scientific B.V.	Netherlands	100
Omega Data Systems BV	Netherlands	100
Thermo Optek S.A.	Spain	100
Thermo Fisher Scientific Finance Company BV	Netherlands	100
Thermo Fisher Scientific B.V.B.A. (6.5% owned by Thermo Fisher Scientific (Breda) Holding BV)	Belgium	93.5
Thermo Quest S.A.	Spain	100
ThermoFisher Scientific (Delft) Holding B.V.	Netherlands	100
ThermoFisher Scientific (Delft) B.V.	Netherlands	100
Thermo Luxembourg S.a.r.l.	Luxembourg	100
Thermo Electron Deutschland GmbH	Germany	100
Thermo Electron IT Services GmbH	Germany	100
Thermo Electron GmbH	Germany	100
Thermo Electron Beteiligungsverwaltungs GmbH	Germany	100
Thermo Electron LED GmbH (10% owned by Thermo Fisher Scientific Inc.)	Germany	90
Thermo Electron LED GmbH	Austria	100
Thermo Electron (Erlangen) GmbH (additionally 10.04% of the shares are owned directly by Thermo Fisher Scientific Inc.)	Germany	89.96
Thermo Fisher Scientific (Bremen) GmbH (additionally 10% of the shares are owned directly by Thermo Fisher Scientific Inc.)	Germany	90
Werner Reifferscheidt Verwaltungs GmbH	Germany	100
La-Pha-Pack Werner Reifferscheidt GmbH	Germany	100
Lab-Chrom-Pack LLC	Delaware	100
Sealtec Werner Reifferscheidt GmbH (10% owned by Thermo Fisher Scientific (Bremen) GmbH)	Germany	90
Thermo Electron (Karlsruhe) GmbH (additionally, 10% of the shares are owned directly by Thermo Fisher Scientific Inc.)	Germany	90
Thermo Electron Pension Trust GmbH	Germany	100
Thermo Electron (Oberhausen) GmbH	Germany	100
Thermo TLH L.P. (additionally 0.01% is owned by Thermo TLH (U.K.) Limited	Delaware	99.99

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Apogent Deutschland GmbH (3.85% owned by Erie Electroverre S.A.)	Germany	96.15
Gerhard Menzel Glasbearbeitungswerk GmbH & Co. KG	Germany	100
Gerhard Menzel GmbH (48% owned by Apogent Deutschland GmbH)	Germany	52
Microm International GmbH	Germany	100
Microm International AG	Switzerland	100
Nunc Verwaltugs GmbH	Germany	100
Nunc GmbH & Co. KG (1% owned by Nunc Verwaltungs GmbH)	Germany	99
Oxoid Deutschland GmbH	Germany	100
Lancaster Laboratories, Inc.	Minnesota	100
Microgenics GmbH	Germany	100
Microgenics SAS	France	100
Fisher Scientific International Inc.	Delaware	100
Alchematrix, Inc.	Delaware	100
Fisher Internet Minority Holdings L.L.C.	Delaware	100
Alchematrix LLC	Delaware	100
Apogent Technologies Inc.	Wisconsin	100
Fisher Luxembourg Danish Holdings SARL	Luxembourg	100
Fisher Holdings ApS	Denmark	100
Apogent DenmarkApS	Denmark	100
Fisher BioImage ApS	Denmark	100
Nunc A/S	Denmark	100
AOT ApS	Denmark	100
Apogent Holding Company	Delaware	100
Matrix Technologies Corporation	Delaware	100
Molecular BioProducts Inc.	California	100
Labomex MBP, S. de R. L. De C.V. (.01% owned by Apogent Technologies, Inc.)	Mexico	99.99
Quality Scientific Plastics, Inc.	Delaware	100
Nalge Nunc International, KK	Japan	100
Matrix Asia Pacific Corporation (9% owned by Matrix Technologies Corporation)	Japan	91
National Scientific Company	Wisconsin	100
Robbins Scientific Corporation	California	100
Apogent Transition Corp.	Delaware	100
Barnstead Thermolyne Corporation	Delaware	100
Lab-Line Instruments, Inc.	Delaware	100
Erie Scientific Company	Delaware	100
Abgene Inc.	Delaware	100
Apogent Finance Company	Delaware	100
Capitol Vial, Inc.	Alabama	100
Capitol Scientific Products, Inc.	New York	100
Chase Scientific Glass, Inc. [50% owned by Apogent Holding Company]	Wisconsin	50
EP Scientific Products LLC	Delaware	100
Erie Electroverre S.A. *	Switzerland	100
Erie Scientific Company of Puerto Rico	Delaware	100
Erie Scientific HungaryKft	Hungary	100
Erie UK Holding Company	Delaware	100
Fisher Scientific Investments (Cayman), Ltd.	Cayman Islands	100
Erie U.K. Limited	England	100
Advanced Biotechnologies Limited	England	100
Abgene Limited	England	100
ABgene SAS	France	100
Advanced Bioenzymes Limited	England	100
Apogent U.K. Limited	England	100
Electrothermal Engineering Limited	England	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Matrix Technologies Corporation Limited	England	100
Robbins Scientific (Europe) Limited	England	100
Nalge (Europe) Limited	England	100
Chromacol Limited	England	100
Epsom Glass Industries Limited	England	100
H.P.L.C. Technology Company Limited	England	100
Hyclone Laboratories, Inc.	Utah	100
HyClone International Trade (Tianjin) Co., Ltd.	China	100
National HyClone (Lanzhou) Bio-engineering Co., Ltd. *	China	51
Panymex International S.A.*	Panama	50
Corimex S.A.	Costa Rica	100
Guaimex S.A.	Guatamala	100
Honimex S.A.	Honduras	100
Nicamex S.A.	Nicaragua	100
Panymex S.A.	Panama	100
Salvimex S.A.	El Salvador	100
Pierce Biotechnology, Inc.	Delaware	100
Perbio Science, Inc.	Delaware	100
Pierce Milwaukee, Inc.	Delaware	100
Pierce Milwaukee Holding Corp.	Delaware	100
Thermo Fisher Scientific (Milwaukee) LLC (1% owned by Pierce Milwaukee Inc.)	Delaware	99
Remel Europe Limited	England	100
Erie-Watala Glass Company Limited (50% voting; 100% non voting)	Hong Kong	100
Ever Ready Thermometer Co., Inc.	Wisconsin	100
Fisher Asia Manufacturing Ventures Inc. *	British Virgin Islands	80
Fisher Laboratory Products Manufacturing (Shanghai) Co., Ltd.	China	100
Microgenics Corporation	Delaware	100
Consolidated Technologies, Inc.	Wisconsin	100
Microgenics Diagnostics Pty Limited	Australia	100
Naugatuck Glass Company, The	Connecticut	100
Metavac LLC	Delaware	100
Remel Inc.	Wisconsin	100
Separation Technology, Inc.	Delaware	100
Richard –Allan Scientific Company	Wisconsin	100
LabVision Corporation	California	100
Lab Vision (UK) Limited	England	100
Neomarkers, Inc.	California	100
Microm Laborgerate SL	Spain	100
Samco Scientific Corporation	Delaware	100
Seradyn Inc.	Delaware	100
Nalge Nunc International Corporation	Delaware	100
236 Perinton Parkway, LLC	New York	100
ARG Services LLC	Delaware	100
Owl Separation Systems LLC	Delaware	100
PACTECH, LLC	Delaware	100
Applied Scientific Corporation	California	100
ADI Holding Company, Inc.	Delaware	100
Athena Diagnostics, Inc.	Delaware	100
NERL Diagnostics LLC	Wisconsin	100
Cellomics, Inc.	Delaware	100
Fisher BioSciences Japan, KK	Japan	100
CTPS Company	Delaware	100
Clintrak Pharmaceutical Services, LLC	Delaware	100
Acculogix, LLC	Delaware	100
Clintrak Clinical Labeling Services, LLC	Delaware	100
Clintrak Pharmaceutical Services GmbH	Germany	100
Columbia Diagnostics, Inc.	Delaware	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Drakeside Real Estate Holding Company LLC	Delaware	100
Duke Scientific Corporation	California	100
Fisher Clinical Services Inc.	Pennsylvania	100
Thermo Fisher Scientific Brasil Serviços de Logística Ltda [1% by Fisher BioServices Inc.]	Brazil	99
Cole-Parmer Instrument Company	Illinois	100
Cole-Parmer Instrument (Shanghai) Co., Ltd	China	100
Cole-Parmer Instrument Company Limited	England	100
Eutech Instruments Pte Ltd.	Singapore	100
Eutech Instruments Europe B.V. (not wholly owned by FSII)	Netherlands	70
Eutech Instruments Sdn Bhd	Malaysia	100
Dharmacon, Inc.	Delaware	100
Fisher BioServices Inc.	Virginia	100
Southern Trials (Pty) Ltd.	South Africa	100
Schantz Road LLC	Pennsylvania	100
Specialty (SMI) Inc.	California	100
Fisher Germany Holdings GmbH	Germany	100
Fisher Hamilton China Inc.	Delaware	100
Fisher Hamilton L.L.C.	Delaware	100
Epoxyn Products L.L.C.	Delaware	100
Systems Manufacturing Corporation	Delaware	100
Fisher Manufacturing (Malaysia) Sdn Bhd	Malaysia	100
Fisher Scientific Brazil Inc.	Delaware	100
Fisher Scientific Central America Inc.	Delaware	100
Fisher Scientific Chile Inc.	Delaware	100
Consultores Fisher Scientific Chile Ltd (50% owned by Fisher Scientific Worldwide Inc.)	Chile	50
Fisher Scientific Colombia Inc.	Delaware	100
Fisher Scientific Company L.L.C.	Delaware	100
Biochemical Sciences LLC	Delaware	100
Fisher Scientific Canada Holdings Inc.	Delaware	100
Fisher Scientific de Mexico S.A.	Mexico	100
Medical Analysis Systems, Inc.	Delaware	100
Medical Analysis Systems International, Inc.	California	100
Medical Diagnostics Systems, Inc.	California	100
MexLab, S.A.	Mexico	40
Labstore de Mexico, S.A. (49 owned by Fisher Scientific Company L.L.C.)	Mexico	51
United Diagnostics, Inc.	Delaware	100
Fisher Scientific Latin America Inc.	Delaware	100
Fisher Scientific Mexico Inc.	Delaware	100
FHML S. de R.L. de C.V. (.01% Fisher Hamilton Mexico LLC)	Mexico	99.99
FS Mexicana Holdings LLC (.01% owned by Fisher Scientific Mexicana, S. de R.L. de C.V)	Delaware	99.99
Fisher Alder S. de R.L. de C.V. (.01% owned by Fisher Hamilton L.L.C.)	Mexico	99.99
Fisher Hamilton S. de R.L. de C.V. (.01% owned by Fisher Hamilton Mexico LLC)	Mexico	99.99
Fisher Hamilton Mexico LLC	Delaware	100
Fisher Scientific Mexicana, S. de R.L. de C.V. (.01% owned by Fisher Scientific Worldwide Inc.)	Mexico	99.9
FS Casa Rocas Holdings LLC (.01% owned by Casa Rocas S. de R.L. de C.V)	Delaware	99.99
Casa Rocas S. de R.L. de C.V. (.01% Fisher Scientific Worldwide Inc.)	Mexico	99.99
Fisher Scientific Middle Eastand Africa Inc.	Delaware	100
Fisher Scientific Operating Company	Delaware	100
Fisher Scientific Venezuela Inc.	Delaware	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Fisher Scientific Worldwide (Shanghai) Co., Ltd.	China	100
Fisher Worldwide Distribution SPV	Cayman Islands	100
Fisher Worldwide Gene Distribution SPV	Cayman Islands	100
FRC Holding Inc., V	Delaware	100
FS (Barbados) Capital Holdings Ltd.	Barbados	100
Golden West Indemnity Company Limited	Bermuda	100
Liberty Lane Real Estate Holding Company LLC	Delaware	100
New FS Holdings Inc.	Delaware	100
Hangar 215, Inc.	Delaware	100
Scientific Products (Asia Pacific) Pte. Ltd.	Singapore	100
Scientific Products (Shanghai) Pte. Ltd.	China	100
Scientific Products (India) Private Limited (.01% owned by Fisher Scientific Company L.L.C.)	India	99
TC Tech Corporation	Delaware	100
STC Biomanufacturing, Inc.	Illinois	100
Union Lab Supplies Limited	Hong Kong	100
Fisher Scientific Worldwide Inc.	Delaware	100
Fisher Scientific Holding Company	Delaware	100
Fisher Scientific Holdings (M) Sdn Bhd	Malaysia	100
Bumi-Sans Sendirian Berhad	Malaysia	100
Fisher Scientific (M) Sdn Bhd (10% owned by General Scientific Company Sdn Bhd (M)	Malaysia	90
General Scientific Company Sdn Bhd (M) (14% owned by Pacific Rim Investment Inc.)	Malaysia	86
Fisher CW Medical Sdn Bhd	Malaysia	100
Fisher Scientific Consultancy Sdn Bhd	Malaysia	100
Fisher Scientific Holdings (S) Pte. Ltd.	Singapore	100
Fisher Scientific Pte. Ltd.	Singapore	100
Fisher Scientific (SEA) Pte. Ltd.	Singapore	100
Fisher Scientific Australia Pty Limited	Australia	100
Fisher Genetics Asia Pte. Ltd. (10% owned by Fisher Scientific Pte. Ltd.)	Singapore	90
Fisher Scientific Holding HK Limited (.01% owned by Fisher Scientific Holding Company)	Hong Kong	99.99
Fisher Scientific Consulting (Guangzhou) Limited (10% owned by Guangzhou Fisher Scientific Company Limited)	China	90
Fisher Scientific (Hong Kong) Limited	Hong Kong	100
Guangzhou Fisher Scientific Company Limited	China	100
FSWH II C.V. (17.1555% owned by Fisher Scientific Canada Holdings Inc., .0328% owned by Fisher WWD Holding L.L.C., 1.4695% owned by Fisher Clinical Services)	Netherlands	81.3422
FSIR Holdings (US) LLC	Delaware	100
FSIR Holdings (UK) Limited	England	100
FSWH Company LLC	Delaware	100
FSI Receivables Company LLC	Delaware	100
Fisher Bermuda Holdings Limited	Bermuda	100
Fisher Holdings Luxembourg SARL	Luxembourg	100
Fisher Scientific Worldwide Holdings I C.V. (5% owned by Fisher Scientific Worldwide Inc.)	Netherlands	95
FSII Sweden Holdings I AB	Sweden	100
FSII Sweden Holdings AB	Sweden	100
Perbio Science AB	Sweden	100
Hyclone AB	Sweden	100
Perbio Science (Australia) Pty. Limited	Australia	100
Perbio Science France SAS	France	100
Perbio Science Hong Kong Limited (.01% owned by Hyclone AB)	Hong Kong	99.99

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Perbio Science Sweden Holdings AB	Sweden	100
Fisher Scientific GTF AB	Sweden	100
Fisher Scientific Biotech Line A/S	Denmark	100
Hyclone UK Limited	England	100
Perbio Science UK Limited	England	100
Perbio Science Invest AB	Sweden	100
Perbio Science Nederland B.V.	Netherlands	100
Perbio Science Projekt AB	Sweden	100
Perbio Science Switzerland SA (.3% owned by individuals)	Switzerland	99.7
Perbio Science BVBA	Belgium	100
Fisher Canada Holding ULC 1	Canada	100
Fisher Canada Holding ULC 2	Canada	100
Fisher CLP Holding Limited Partnership (1.6% owned by Fisher Canada Holding ULC 2)	Canada	98.4
Fisher Canada Limited Partnership (1.14% owned by Fisher Canada Holding ULC 2 and 46.99% by Fisher Canada ULC 1)	Canada	51.87
Fisher Scientific Company	Canada	100
Thermo Fisher International Holdings LLC	Delaware	100
Fisher (Barbados) Holding SRL	Barbados	100
Cole-Parmer Canada Company	Canada	100
Diagnostix Ltd.	Canada	100
Fisher Scientific Oxoid Holdings Ltd.	England	100
Oxoid Company	Canada	100
Fisher Scientific Luxembourg S.a.r.l.	Luxembourg	100
Perbio Science International Netherlands B.V.	Netherlands	100
Perbio Science (Canada) Company	Canada	100
Fisher Scientific UK Holding Company Limited	England	100
European Laboratory Holdings Limited	Ireland	100
Microchem Laboratories (Ireland) Limited	Ireland	100
Geoghegan Technologies Limited	Ireland	100
Doublecape Holding Limited	England	100
I.Q. (BIO) Limited	England	100
Oxoid (ELY) Limited	England	100
Doublecape Limited	England	100
Fisher Scientific Ireland Limited	Ireland	100
Fisher Scientific Holding U.K. Limited	England	100
Fisher Scientific U.K., Limited	England	100
Orme Scientific Limited	England	100
FSUK Holdings Limited	England	100
Fisher Scientific UK Holding Company 2	England	100
Fisher Clinical Services U.K. Limited	England	100
Fisher Clinical Services Pte. Ltd.	Singapore	100
Fisher Clinical Services (Beijing) Co., Ltd.	China	100
Fisher Scientific EuropeHoldings B.V.	Netherlands	100
Fisher Scientific The Hague III B.V.	Netherlands	100
Fisher Scientific of the Netherlands B.V.	Netherlands	100
Fisher Emergo B.V.	Netherlands	100
Labo-Tech B.V.	Netherlands	100
Fisher Scientific The Hague II B.V.	Netherlands	100
Fisher Scientific The Hague I B.V.	Netherlands	100
Fisher Scientific Jersey Island Limited	Jersey	100
Fisher Maybridge Holdings Limited	England	100
Maybridge Chemical Holdings Limited	England	100
Maybridge Limited	England	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Maybridge Chemical Company Limited	England	100
Maybridge Trustees Limited	England	100
Fisher Scientific The Hague IV B.V. (5% owned by Fisher Scientific The Hague I. B.V.)	Netherlands	100
Acros Organics B.V.B.A. (.01% owned by Fisher Scientific The Hague II B.V. .01% owned by Fisher Chimica BVBA)	Belgium	99.98
Fisher Scientific AG (17.55% owned by Fisher Bioblock Scientific SAS)	Switzerland	82.45
Ecochem N.V. (.01% owned by Acros Organics BVBA)	Belgium	99.99
Fisher Chimica BVBA (.01% owned by Fisher Scientific The Hague II B.V.)	Belgium	99.99
Fisher Scientific The Hague V B.V.	Netherlands	100
Fisher Scientific Ireland Holding (1% owned by Fisher Scientific Europe Holdings B.V.)	Ireland	99
Fisher Clinical Services GmbH	Switzerland	100
Fisher Scientific (India) Private Limited (1.32% owned by Fisher Clinical Services U.K. Limited)	India	98.68
Fisher Scientific Ireland Investments (1% owned by Fisher Scientific Europe Holdings B.V.)	Ireland	99
Fisher Bioblock Holding II SNC (.01% owned by Fisher Scientific The Hague II BV)	France	99.99
Fisher Bioblock Holding SAS	France	100
Fisher Bioblock Scientific S.A.S.	France	100
Avantec Sarl (10% owned by individuals)	France	89
Fisher Bioblock Scientific SPRL (.1% owned by Fisher Bioblock Holding SAS)	Belgium	99.9
Novodirect GmbH	Germany	100
SCI Inno 92	France	100
Fisher Bioblock Scientific SL	Spain	100
Oxoid Holding SAS	France	100
Oxoid SAS	France	100

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENT OF OWNERSHIP
Oxoid Senior Holdings Limited	England	100
Oxoid UKH LLC	Delaware	100
Oxoid 2000 Limited	England	100
Oxoid Holdings Limited	England	100
Oxoid International Limited	England	100
Oxoid Investments GmbH	Germany	100
Oxoid A/S	Denmark	100
Oxoid AS	Norway	100
Fisher Scientific Norway AS	Norway	100
Oxoid AB	Sweden	100
Oxoid AG	Switzerland	100
Oxoid Australia Pty Ltd.	Australia	100
Oxoid Brazil LTDA (.01% owned by Oxoid Limited (UK))	Brazil	99.99
Oxoid BV	Netherlands	100
Oxoid Inc.	Delaware	100
Oxoid New Zealand Limited	New Zealand	100
Oxoid N.V. (.01% owned by Oxoid Limited (UK))	Belgium	99.99
Oxoid SA	Spain	100
Oxoid S.p.A	Italy	100
Oxoid Limited	England	100
G & M Procter Limited	Scotland	100
Oxoid Limited	Ireland	100
Oxoid Pension Trustees Limited	England	100
Fisher Scientific Japan, Ltd.	Japan	100
Fisher Scientific Korea Ltd.	Korea	100
Fisher WWD Holdings L.L.C.	Delaware	100
Kyle Jordan Investments Inc.	Delaware	100
Pacific Rim Far East Industries, Inc.	Delaware	100
Pacific Rim Investment, Inc.	Delaware	100
Liberty Lane Investment Company	Delaware	100
Marketbase International Limited	Hong Kong	100
Hyclone Biochemical Product (Beijing) Co., Ltd.	China	100

 * Joint Venture/Partnership